[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) GOVERNMENT
                    SECURITIES FUND

                    ANNUAL REPORT o FEBRUARY 28, 2001

                  -------------------------------------------
                       MUTUAL FUND GIFT KITS (see page 30)
                  -------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 28
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
    NOT FDIC INSURED         MAY LOSE VALUE       NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Steven E. Nothern]
     Steven E. Nothern

For the 12 months ended February 28, 2001, Class A shares of the fund provided a total return of 12.98%, Class B shares 12.20%, Class C shares 12.17%, and Class I shares 13.34%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 13.58% return over the same period for the fund's benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. During the same period, the average general U.S. government fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 12.95%.

Q.  WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE FUND'S FISCAL YEAR?

A. As you can see from the fund's returns and those of its peer group and benchmark, it was a favorable year for fixed-income investors. Looking back, one can divide the year into two distinct periods. At the beginning of the period, the Federal Reserve Board (the Fed) was in the process of finishing a cycle of raising interest rates. The Fed was doing so in order to make sure that inflation did not become a problem. At that time, economic growth was particularly strong at the same time that unemployment reached a historically low level. Low unemployment, it was feared, could lead to wage pressures and other constraints in the economy that create imbalances leading to inflation. The Fed was tightening monetary policy in an attempt to mitigate any potential problems. The second part of the year was characterized by a slowdown in the economy caused by these rate hikes, which generally take about six to nine months before they influence growth. In response to markedly slower growth, the Fed started to backpedal, lowering rates two times in January 2001 to make sure that the economy did not slip into recession.

Q. WHAT WAS YOUR APPROACH TO THE FUND'S MATURITY STRUCTURE DURING THE PAST 12 MONTHS?

A. During the course of the Fed's rate-hike program, we used what is called a barbell structure, investing the bulk of the fund's assets in short-term cash investments on the one hand and long-term maturities on the other, with very little invested in the middle. We followed this approach because intermediate-term maturities were the most hurt by rising interest rates -- and falling prices -- while the very short- and long-term bonds remained relatively stable. Investing in short-term cash equivalents enabled the fund to take advantage of rising yields as the Fed implemented short-term rate hikes. Longer-maturity bonds benefited from sharply falling yields -- and rising prices -- due to increased demand. With the U.S. budget running a surplus, the U.S. Treasury bought back outstanding debt. Faced with the prospect of diminished Treasury supply going forward, investors in turn snatched up as many Treasuries as they could. As the Fed shifted from raising to lowering rates, we shifted from a barbell positioning to a bulleted one, focusing investments in the intermediate area, because yields there were more attractive. From a performance standpoint, we feel our barbell approach and the shift to a bulleted structure helped the fund during the course of the year.

Q. HOW DID YOU ALLOCATE THE FUND'S ASSETS AMONG THE DIFFERENT SECTORS OF THE GOVERNMENT SECURITIES MARKET?

A. At the beginning of the year, we underweighted the fund's mortgage-backed securities relative to the Lehman Index. This strategy proved beneficial to performance, as mortgage-backed securities underperformed early in the period, primarily because demand for Treasuries was so strong. The mortgage-backed sector remained inexpensive relative to Treasuries through much of the period, to the extent that we eventually added to our exposure there and brought our weighting in that sector to a more neutral positioning. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) However, with the Fed lowering rates, we have remained somewhat cautious about further adding to this sector. Declining rates usually lead homeowners to prepay their mortgages in order to take advantage of lower borrowing costs. In turn, holders of mortgage-backed securities are then forced to reinvest the prepaid principal at lower prevailing rates. Once some of these prepayment concerns work their way through the market, it is conceivable that we could move to an overweighted position in mortgage-backed securities, in order to capitalize on the value and incremental yield they offer over Treasuries.

    Looking at the government agency sector, we kept an overweighted position there through much of the period. This approach softened performance somewhat early in the fiscal year, when agency bonds were buffeted by political pressure. Specifically, some in Congress called into question the implicit government backing enjoyed by The Federal National Mortgage Association (Fannie Mae) and The Federal Home Loan Mortgage Corporation (Freddie Mac). This discussion caused agency securities to suffer some short-term underperformance. However, it also enabled us to find significant buying opportunities and led us to add to the fund's agency exposure. Once the noise in Washington died down, agency securities recovered and offered solid performance. As a result, our overweighted position in the agency sector also proved beneficial to performance.

Q.  HOW HAVE YOU MANAGED THE FUND'S DURATION?

A. Duration is a measure of a bond fund's sensitivity to changes in interest rates. With a shorter duration, a fund is less susceptible to the effects of declining interest rates and the negative influence of rising yields. Similarly, a longer duration enables a fund to benefit more from declining rates but hurts it when rates are on the rise. During the course of the year, we kept the fund's duration slightly longer than that of the Lehman Index, a strategy that helped performance. This approach was the result of a favorable outlook toward the Treasury market. The fundamentals for this market remain very positive on several levels. The government has enjoyed surpluses for three years, leading it to redeem debt at a pace in excess of $225 billion per year, and the outlook is for continued surpluses in the years ahead. Also, the economy was able to absorb a sharp runup in energy prices with only a moderate impact on inflation. With inflation pressures largely contained and the Fed embarking on a course of rate cuts, we've kept the fund's duration slightly longer than the Lehman Index to enable it to profit from a positive interest-rate environment. Going forward, we believe there is more of a risk of economic weakness than too much strength, so it may be appropriate for us to lengthen duration somewhat.

Q.  WHAT IS YOUR OUTLOOK?

A. We expect the inflation concerns related to last year's torrid growth and rising energy prices to recede. Combined with budget surpluses and shrinking Treasury debt, we believe the fundamentals for the government securities market remain very good. There is some optimism that the energy supply constraints that we've suffered through could ease, thus moderating prices and softening remaining inflation pressures. Therefore, we are bullish on the prospects for government bonds for the remainder of 2001.

/s/ Steven E. Nothern

    Steven E. Nothern
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   STEVEN E. NOTHERN, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE GOVERNMENT SECURITIES PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE FUNDS, AND ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) INTERMEDIATE INCOME TRUST AND MFS(R) GOVERNMENT MARKETS INCOME TRUST.

   STEVE JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE HOLDS A CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
  FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                   SEEKS CURRENT INCOME AND CAPITAL PRESERVATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JULY 25, 1984

  CLASS INCEPTION:             CLASS A  JULY 25, 1984
                               CLASS B  AUGUST 30, 1993
                               CLASS C  APRIL 1, 1996
                               CLASS I   JANUARY 2, 1997

  SIZE:                        $597.6 MILLION NET ASSETS AS OF FEBRUARY 28, 2001

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended February 28, 2001)

               MFS Government Securities              Lehman Brothers
                    Fund - Class A               Government/Mortgage Index
    "2/91"            $ 9,530                            $10,000
    "2/93"             11,920                             12,570
    "2/95"             12,670                             13,450
    "2/97"             14,750                             15,840
    "2/99"             17,190                             18,590
    "2/01"             19,439                             21,407

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2001

CLASS A
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +12.98%      +19.88%      +36.59%      +104.08%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +12.98%      + 6.23%      + 6.44%      +  7.39%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      + 7.62%      + 4.52%      + 5.40%      +  6.87%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +12.20%      +17.55%      +32.08%      + 93.85%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +12.20%      + 5.54%      + 5.72%      +  6.84%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      + 8.20%      + 4.63%      + 5.40%      +  6.84%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +12.17%      +17.54%      +32.28%      + 97.64%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +12.17%      + 5.53%      + 5.75%      +  7.05%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +11.17%      + 5.53%      + 5.75%      +  7.05%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +13.34%      +21.09%      +38.59%      +107.06%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +13.34%      + 6.59%      + 6.74%      +  7.55%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Average general U.S. government fund+                   +12.95%      + 5.83%      + 6.23%      +  7.10%
-------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Mortgage Index#              +13.58%      + 7.01%      + 7.30%      +  7.91%
-------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. These risks may increase share price volatility. See the prospectus for details.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest rate and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2001

PORTFOLIO STRUCTURE

                  Mortgage Backed                     49.1%
                  U.S. Treasuries                     28.5%
                  Government Agency                   17.8%
                  Cash                                 4.6%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- February 28, 2001

Bonds - 94.1%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 47.5%
    Federal Home Loan Mortgage Corp., 6.5s, 2029                        $31,018           $ 30,941,404
    Federal Home Loan Mortgage Corp., 6.875s, 2003                        3,000              3,126,090
    Federal Home Loan Mortgage Corp., 7s, 2030                            7,983              8,081,444
    Federal Home Loan Mortgage Corp., 7.5s, 2014 - 2028                   4,959              5,068,710
    Federal National Mortgage Assn., 6.5s, 2005 - 2028                   43,342             43,249,744
    Federal National Mortgage Assn., 6.831s, 2011                        21,305             21,731,068
    Federal National Mortgage Assn., 6.956s, 2007                         9,498              9,481,564
    Federal National Mortgage Assn., 7s, 2029 - 2030                     41,976             42,462,659
    Federal National Mortgage Assn., 7.5s, 2010 - 2030                   30,794             31,562,703
    Financing Corp., 10.7s, 2017                                         20,955             30,826,691
    Financing Corp., 9.8s, 2018                                          16,500             22,852,500
    Financing Corp., 10.35s, 2018                                        10,700             15,488,250
    Title XI, 6.07s, 2010                                                12,606             12,804,166
    U.S. Department of Housing & Urban Development, 6.59s, 2016           6,599              5,973,417
                                                                                          ------------
                                                                                          $283,650,410
------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 46.6%
  Government National Mortgage Association - 16.7%
    GNMA, 7s, 2008 - 2029                                               $39,933           $ 40,584,836
    GNMA, 7.5s, 2022 - 2029                                              23,565             24,153,829
    GNMA, 8s, 2026 - 2030                                                24,635             25,398,206
    GNMA, 8.5s, 2001 - 2022                                               7,246              7,526,841
    GNMA, 9.25s, 2001                                                     1,054              1,072,721
    GNMA, 10.75s, 2015 - 2016                                                52                 56,675
    GNMA, 11.5s, 2010 - 2019                                                328                371,573
    GNMA, 12s, 2013 - 2015                                                  185                211,742
    GNMA, 12.5s, 2011                                                       388                449,732
                                                                                          ------------
                                                                                          $ 99,826,155
------------------------------------------------------------------------------------------------------
  Small Business Administration - 1.9%
    SBA, 8.625s, 2011                                                  $  2,037           $  2,156,225
    SBA, 8.8s, 2011                                                         838                886,020
    SBA, 9.05s, 2009                                                        744                785,857
    SBA, 9.1s, 2009                                                       1,275              1,350,644
    SBA, 9.25s, 2010                                                      1,200              1,280,598
    SBA, 9.3s, 2010                                                       1,792              1,909,669
    SBA, 9.5s, 2010                                                         814                867,413
    SBA, 9.65s, 2010                                                      1,100              1,177,134
    SBA, 9.7s, 2010                                                         458                489,025
    SBA, 9.9s, 2008                                                         334                355,725
    SBA, 10.05s, 2008 - 2009                                                315                338,286
                                                                                          ------------
                                                                                          $ 11,596,596
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 28.0%
    U.S. Treasury Bonds, 11.875s, 2003                                 $  2,000           $  2,363,440
    U.S. Treasury Bonds, 12.375s, 2004                                   10,650             13,056,261
    U.S. Treasury Bonds, 9.875s, 2015                                    17,300             25,190,357
    U.S. Treasury Bonds, 3.625s, 2028                                    10,779             11,071,712
    U.S. Treasury Bonds, 6.125s, 2029                                     2,500              2,724,225
    U.S. Treasury Bonds, 6.25s, 2030                                     14,586             16,256,534
    U.S. Treasury Bonds, 5.375s, 2031                                     2,500              2,512,100
    U.S. Treasury Notes, 5.75s, 2005                                     64,500             67,427,655
    U.S. Treasury Notes, 5.75s, 2010                                     13,570             14,301,559
    U.S. Treasury Notes, 3.5s, 2011                                      11,997             12,154,522
                                                                                          ------------
                                                                                          $167,058,365
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                          $278,481,116
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $554,187,847)                                               $562,131,526
------------------------------------------------------------------------------------------------------

Short-Term Obligation - 4.3%
------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 3/01/01 at Amortized Cost               $25,990           $ 25,990,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $580,177,847)                                         $588,121,526

Other Assets, Less Liabilities - 1.6%                                                        9,515,641
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $597,637,167
------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $580,177,847)            $588,121,526
  Investments of cash collateral for securities loaned, at
    identified cost and value                                       134,016,593
  Cash                                                                      492
  Receivable for fund shares sold                                     3,918,189
  Interest receivable                                                 6,600,988
  Other assets                                                            2,765
                                                                   ------------
      Total assets                                                 $732,660,553
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $    722,721
  Collateral for securities loaned, at value                        134,016,593
  Payable to affiliates -
    Management fee                                                        5,665
    Shareholder servicing agent fee                                       1,619
    Distribution and service fee                                          9,112
    Administrative fee                                                      283
  Accrued expenses and other liabilities                                267,393
                                                                   ------------
      Total liabilities                                            $135,023,386
                                                                   ------------
Net assets                                                         $597,637,167
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $627,112,957
  Unrealized appreciation on investments                              7,943,679
  Accumulated net realized loss on investments                      (38,692,750)
  Accumulated undistributed net investment income                     1,273,281
                                                                   ------------
      Total                                                        $597,637,167
                                                                   ============
Shares of beneficial interest outstanding                           61,596,883
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $392,457,381 / 40,436,293 shares of
     beneficial interest outstanding)                                 $ 9.71
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                       $10.19
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $163,755,765 / 16,901,390 shares of
     beneficial interest outstanding)                                 $ 9.69
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $36,602,728 / 3,762,762 shares of
     beneficial interest outstanding)                                 $ 9.73
                                                                      ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $4,821,293 / 496,438 shares of beneficial
     interest outstanding)                                            $ 9.71
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 38,408,027
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,149,440
    Trustees' compensation                                               43,251
    Shareholder servicing agent fee                                     537,201
    Distribution and service fee (Class A)                            1,205,014
    Distribution and service fee (Class B)                            1,501,219
    Distribution and service fee (Class C)                              374,164
    Administrative fee                                                   77,834
    Custodian fee                                                       168,955
    Printing                                                             33,688
    Postage                                                              61,743
    Auditing fees                                                        34,901
    Legal fees                                                            3,657
    Miscellaneous                                                       354,733
                                                                   ------------
      Total expenses                                               $  6,545,800
    Fees paid indirectly                                               (126,679)
    Reduction of expenses by investment adviser                        (354,474)
                                                                   ------------
      Net expenses                                                 $  6,064,647
                                                                   ------------
        Net investment income                                      $ 32,343,380
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                   $  3,773,049
  Change in unrealized appreciation on investments                   28,529,482
                                                                   ------------
      Net realized and unrealized gain on investments              $ 32,302,531
                                                                   ------------
        Increase in net assets from operations                     $ 64,645,911
                                                                   ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED
                                                             -------------------------------------------
                                                                 FEBRUARY 28,               FEBRUARY 29,
                                                                         2001                       2000
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 32,343,380               $ 32,888,315
  Net realized gain (loss) on investments                           3,773,049                (15,148,397)
  Net unrealized gain (loss) on investments                        28,529,482                (19,118,548)
                                                                 ------------               ------------
    Increase (decrease) in net assets from operations            $ 64,645,911               $ (1,378,630)
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $(21,448,807)              $(19,903,251)
  From net investment income (Class B)                             (8,494,120)                (9,295,018)
  From net investment income (Class C)                             (2,156,484)                (1,954,103)
  From net investment income (Class I)                               (355,614)                  (386,262)
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(32,455,025)              $(31,538,634)
                                                                 ------------               ------------
Net increase in net assets from fund share transactions          $ 42,342,976               $  3,485,231
                                                                 ------------               ------------
    Total increase (decrease) in net assets                      $ 74,533,862               $(29,432,033)
Net assets:
  At beginning of period                                          523,103,305                552,535,338
                                                                 ------------               ------------
  At end of period (including accumulated undistributed net
    investment income of $1,273,281 and $1,215,695,
    respectively)                                                $597,637,167               $523,103,305
                                                                 ============               ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED FEBRUARY 28/29,                          2001              2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 9.15            $ 9.69           $ 9.69           $ 9.40           $ 9.67
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                        $ 0.58            $ 0.57           $ 0.56           $ 0.62           $ 0.62
  Net realized and unrealized gain (loss)
    on investments                                  0.56             (0.56)            0.01             0.28            (0.28)
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 1.14            $ 0.01           $ 0.57           $ 0.90           $ 0.34
                                                  ------            ------           ------           ------           ------
Less distributions declared to
  shareholders from net investment income         $(0.58)           $(0.55)          $(0.57)          $(0.61)          $(0.61)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 9.71            $ 9.15           $ 9.69           $ 9.69           $ 9.40
                                                  ======            ======           ======           ======           ======
Total return(+)                                    12.98%             0.10%            6.00%            9.91%            3.67%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                        0.93%             0.90%            0.92%            0.94%            0.91%
  Net investment income                             6.25%             6.06%            5.76%            6.50%            6.56%
Portfolio turnover                                    77%              124%             176%             212%             339%
Net assets at end of period (000 Omitted)       $392,457          $328,338         $335,993         $282,809         $293,286

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                     $ 0.57            $ 0.56           $ 0.55           $ 0.61           $ 0.61
        Ratios (to average net assets):
          Expenses##                                1.00%             1.00%            1.02%            1.04%            1.06%
          Net investment income                     6.18%             5.96%            5.66%            6.40%            6.41%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED FEBRUARY 28/29,                          2001              2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 9.14            $ 9.68           $ 9.68           $ 9.39           $ 9.66
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                        $ 0.52            $ 0.51           $ 0.50           $ 0.55           $ 0.55
  Net realized and unrealized gain (loss)
    on investments                                  0.56             (0.56)            0.01             0.28            (0.28)
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 1.08            $(0.05)          $ 0.51           $ 0.83           $ 0.27
                                                  ------            ------           ------           ------           ------
Less distributions declared to
  shareholders from net investment income         $(0.53)           $(0.49)          $(0.51)          $(0.54)          $(0.54)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 9.69            $ 9.14           $ 9.68           $ 9.68           $ 9.39
                                                  ======            ======           ======           ======           ======
Total return                                       12.20%            (0.52)%           5.32%            9.17%            2.92%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                        1.58%             1.55%            1.57%            1.59%            1.62%
  Net investment income                             5.60%             5.41%            5.08%            5.84%            5.85%
Portfolio turnover                                    77%              124%             176%             212%             339%
Net assets at end of period (000 Omitted)       $163,756          $156,479         $173,569         $117,077         $114,861

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                     $ 0.51            $ 0.50           $ 0.48           $ 0.54           $ 0.54
        Ratios (to average net assets):
          Expenses##                                1.65%             1.65%            1.67%            1.69%            1.77%
          Net investment income                     5.53%             5.31%            4.98%            5.74%            5.70%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED FEBRUARY 28/29,
                                                                                                               PERIOD ENDED
                                             ----------------------------------------------------------        FEBRUARY 28,
                                                   2001            2000            1999            1998               1997*
---------------------------------------------------------------------------------------------------------------------------
                                                CLASS C
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 9.18          $ 9.71          $ 9.72          $ 9.43              $ 9.51
                                                 ------          ------          ------          ------              ------
Income from investment operations# -
  Net investment income(S)                       $ 0.52          $ 0.52          $ 0.49          $ 0.55              $ 0.47
  Net realized and unrealized gain (loss)
    on investments                                 0.56           (0.56)           0.01            0.29               (0.09)
                                                 ------          ------          ------          ------              ------
      Total from investment operations           $ 1.08          $(0.04)         $ 0.50          $ 0.84              $ 0.38
                                                 ------          ------          ------          ------              ------
Less distributions declared to shareholders
  from net investment income                     $(0.53)         $(0.49)         $(0.51)         $(0.55)             $(0.46)
                                                 ------          ------          ------          ------              ------
Net asset value - end of period                  $ 9.73          $ 9.18          $ 9.71          $ 9.72              $ 9.43
                                                 ======          ======          ======          ======              ======
Total return                                      12.17%          (0.42)%          5.23%           9.15%               4.06%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       1.58%           1.55%           1.57%           1.59%               1.55%+
  Net investment income                            5.60%           5.40%           5.03%           5.85%               5.97%+
Portfolio turnover                                   77%            124%            176%            212%                339%
Net assets at end of period
  (000 Omitted)                                 $36,603         $32,708         $36,340         $11,354              $6,046

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                    $ 0.51          $ 0.49          $ 0.48          $ 0.54              $ 0.46
        Ratios (to average net assets):
          Expenses##                               1.65%           1.65%           1.67%           1.69%               1.70%+
          Net investment income                    5.53%           5.30%           4.93%           5.75%               5.82%+
 * For the period from the inception of Class C shares, April 1, 1996, through February 28, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED FEBRUARY 28/29,                        PERIOD ENDED
                                             ----------------------------------------------------------        FEBRUARY 28,
                                                   2001            2000            1999            1998               1997*
---------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 9.15          $ 9.69          $ 9.69          $ 9.40              $ 9.41
                                                 ------          ------          ------          ------              ------
Income from investment operations# -
  Net investment income(S)                       $ 0.61          $ 0.60          $ 0.59          $ 0.62              $ 0.10
  Net realized and unrealized gain (loss)
    on investments                                 0.56           (0.56)           0.01            0.31               (0.01)
                                                 ------          ------          ------          ------              ------
      Total from investment operations           $ 1.17          $ 0.04          $ 0.60          $ 0.93              $ 0.09
                                                 ------          ------          ------          ------              ------
Less distributions declared to shareholders
  from net investment income                     $(0.61)         $(0.58)         $(0.60)         $(0.64)             $(0.10)
                                                 ------          ------          ------          ------              ------
Net asset value - end of period                  $ 9.71          $ 9.15          $ 9.69          $ 9.69              $ 9.40
                                                 ======          ======          ======          ======              ======
Total return                                      13.34%           0.43%           6.37%          10.31%               1.03%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       0.58%           0.55%           0.57%           0.53%               0.48%+
  Net investment income                            6.60%           6.40%           6.13%           6.85%               7.22%+
Portfolio turnover                                   77%            124%            176%            212%                339%
Net assets at end of period
  (000 Omitted)                                  $4,821          $5,579          $6,634          $7,560                $470

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                    $ 0.61          $ 0.59          $ 0.58          $ 0.61              $ 0.09
        Ratios (to average net assets):
          Expenses##                               0.65%           0.65%           0.67%           0.63%               0.63%+
          Net investment income                    6.53%           6.30%           6.03%           6.75%               7.07%+
 * For the period from the inception of Class I shares, January 2, 1997, through February 28, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Securities Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The interest income earned on the securities loaned is accounted for in the same manner as other interest income.

At February 28, 2001, the value of securities loaned was $131,353,034. These loans were collateralized by cash of $134,016,593 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
ISSUER                                                  SHARES       AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       134,016,593    $134,016,593

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective March 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended February 28, 2001, $169,231 was reclassified from accumulated net realized loss on investments to accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

At February 28, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $38,692,750 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on February 28, 2003, ($10,846,466), February 28, 2005,
($16,126,761), February 29, 2008, ($8,242,293), and February 28, 2009,
($3,477,230).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate equal to the lesser of (i) 0.40% of the fund's average daily net assets or (ii) 0.25% of the fund's average daily net assets plus 3.40% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $15,100 for the year ended February 28, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $110,244 for the year ended February 28, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $72,879 for the year ended February 28, 2001. Fees incurred under the distribution plan during the year ended February 28, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $14,118, and $271 for Class B and Class C shares, respectively, for the year ended February 28, 2001. Fees incurred under the distribution plan during the year ended February 28, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended February 28, 2001, were $56,961, $380,624, and $21,045 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $406,871,164 and $397,222,858, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $580,177,847
                                                                 ------------
Gross unrealized appreciation                                    $ 12,702,404
Gross unrealized depreciation                                      (4,758,725)
                                                                 ------------
    Net appreciation                                             $  7,943,679
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                      YEAR ENDED FEBRUARY 28, 2001         YEAR ENDED FEBRUARY 29, 2000
                                   -------------------------------      -------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                          37,909,855      $ 351,914,151        39,616,965      $ 371,462,737
Shares issued to shareholders in
  reinvestment of distributions       1,761,880         16,394,768         1,585,223         14,755,887
Shares reacquired                   (35,115,402)      (325,262,879)      (40,006,876)      (374,290,526)
                                    -----------      --------------      ------------     -------------
    Net increase                      4,556,333      $  43,046,040         1,195,312      $  11,928,098
                                    ===========      ==============      ============     =============

Class B shares
                                      YEAR ENDED FEBRUARY 28, 2001         YEAR ENDED FEBRUARY 29, 2000
                                   -------------------------------      -------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           7,414,924      $  69,640,973         9,138,245      $  85,845,299
Shares issued to shareholders in
  reinvestment of distributions         662,051          6,149,447           704,676          6,558,116
Shares reacquired                    (8,295,616)       (77,390,051)      (10,657,927)       (98,914,468)
                                    -----------      --------------      ------------     -------------
    Net decrease                       (218,641)     $  (1,599,631)         (815,006)     $ (6,511,053)
                                    ===========      ==============      ============     =============

Class C shares
                                      YEAR ENDED FEBRUARY 28, 2001         YEAR ENDED FEBRUARY 29, 2000
                                   -------------------------------      -------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            6,293,730     $  58,781,601         4,365,724      $  41,212,042
Shares issued to shareholders in
  reinvestment of distributions         173,442          1,617,689           144,298          1,347,863
Shares reacquired                    (6,268,884)       (58,432,431)       (4,686,351)       (43,805,185)
                                    -----------      --------------      ------------     -------------
    Net increase (decrease)             198,288      $   1,966,859          (176,329)     $  (1,245,280)
                                    ===========      ==============      ============     =============

Class I shares
                                      YEAR ENDED FEBRUARY 28, 2001         YEAR ENDED FEBRUARY 29, 2000
                                   -------------------------------      -------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              104,275     $     982,087            22,849      $     218,949
Shares issued to shareholders in
  reinvestment of distributions          38,289            355,978            41,446            386,275
Shares reacquired                      (255,607)        (2,408,357)         (139,645)        (1,291,758)
                                    -----------      --------------      ------------     -------------
    Net decrease                       (113,043)     $  (1,070,292)          (75,350)     $    (686,534)
                                    ===========      ==============      ============     =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended February 28, 2001, was $4,567. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Government Securities Fund, including the portfolio of investments, as of February 28, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Securities Fund as of February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 5, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WERE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

-------------------------------------------------------------------------------

MFS(R)GOVERNMENT SECURITIES FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified
services company)                                        ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   AUDITORS
Administration                                           Deloitte & Touche LLP

Charles W.Schmidt+ - Private Investor                    INVESTOR INFORMATION
                                                         For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive                      investment professional or, for an information
Vice President, Director, and Secretary,                 kit, call toll free: 1-800-637-2929 any
MFS Investment Management                                business day from 9 a.m. to 5 p.m. Eastern time
                                                         (or leave a message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management             INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Elaine R. Smith+ - Independent Consultant                P.O. Box 2281
                                                         Boston, MA 02107-9906
David B. Stone+ - Chairman,
North American Management Corp.                          For general information, call toll free:
(investment adviser)                                     1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company                 For service to speech- or hearing-impaired,
500 Boylston Street                                      call toll free: 1-800-637-6576 any business day
Boston, MA 02116-3741                                    from 9 a.m. to 5 p.m. Eastern time. (To use
                                                         this service, your phone must be equipped with
DISTRIBUTOR                                              a Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                                      For share prices, account balances, exchanges,
Boston, MA 02116-3741                                    or stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
CHAIRMAN AND PRESIDENT                                   touch-tone telephone.
Jeffrey L. Shames*
                                                         WORLD WIDE WEB
PORTFOLIO MANAGER                                        www.mfs.com
Steven E. Nothern*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

MFS(R) GOVERNMENT SECURITIES FUND                                   ------------
                                                                      PRSRT STD
[Logo] M F S(R)                                                     U.S. POSTAGE
INVESTMENT MANAGEMENT                                                  PAID
We invented the mutual fund(R)                                         MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MGS-2  4/01  50M  26/226/326/826